                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.17

                        AMENDMENT AND RESTATEMENT AGREEMENT dated as of November
                  18, 2004, among CUMULUS MEDIA INC., a Delaware corporation (the "Borrower"), the Lenders party hereto and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent under the Credit Agreement dated as of March 28, 2002, as amended and restated as of April 28, 2003, as further amended and restated as of January 29, 2004, and as further amended and restated as of July 15, 2004 (as amended, supplemented and modified and in effect on the date hereof, the "Existing Credit Agreement"), among the Borrower, the lenders referred to therein and the Administrative Agent.

            WHEREAS, the Borrower has requested, and the Required Restatement Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) the Tranche F Lenders extend credit in the form of Tranche F Term Loans on the Restatement Effective Date, in an aggregate principal amount equal to $75,000,000, (b) the Increasing Revolving Lenders and Additional Revolving Lenders extend credit in the form of Additional Revolving Commitments on the Restatement Effective Date, resulting in Revolving Commitments of $181,875,000 (after giving effect to the terminations of certain Revolving Commitments as described herein), (c) the Existing Credit Agreement be amended and restated as provided herein and (d) certain provisions of the Collateral Agreement shall be amended as set forth below;

            NOW, THEREFORE, the Borrower, the Required Restatement Lenders and the Administrative Agent hereby agree as follows:

            SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below. As used in this Agreement, "Required Restatement Lenders" means, at any time, (a) Lenders constituting the "Required Lenders" under, and as defined in, the Existing Credit Agreement at such time (such lenders, the "Consenting Lenders"), (b) the Increasing Revolving Lenders referred to below and (c) the Tranche F Lenders and the Additional Revolving Lenders referred to below.

            SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3 through 5 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the Borrower and the Administrative Agent shall agree upon.

            (b) The "Restatement Effective Date" shall be specified by the Borrower, and shall be a date not later than November 19, 2004, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied. The Borrower shall give not less than one Business Day's written notice proposing a date as the Restatement Effective Date to the Administrative Agent, and the Administrative Agent shall notify the Lenders thereof. This Agreement shall terminate at 5:00 p.m., New York City time, on

November 19, 2004, if the Restatement Effective Date shall not have occurred at or prior to such time.

            SECTION 3. Tranche F Term Loans; Additional Revolving Commitments.
(a) Subject to the terms and conditions set forth herein, each Person that executes and delivers this Agreement specifically in the capacity as a Tranche F Lender (a "Tranche F Lender") agrees to make Tranche F Term Loans to the Borrower on the Restatement Effective Date in an aggregate principal amount not exceeding the amount set forth on Schedule 1 hereto (such Lender's "Tranche F Commitment"). Subject to the terms and conditions set forth herein, each Tranche F Lender will make Tranche F Term Loans to the Borrower on the Restatement Effective Date in the manner contemplated by paragraph (d) of this Section. The Tranche F Commitments are several and not joint and no Tranche F Lender shall be responsible for any other Tranche F Lender's failure to make Tranche F Term Loans hereunder.

            (b) Subject to the terms and conditions set forth herein, each existing Revolving Lender under and as defined in the Existing Credit Agreement (in each case, an "Existing Revolving Lender") that executes and delivers this Agreement specifically in the capacity of an Increasing Revolving Lender (an "Increasing Revolving Lender") will be deemed upon the Restatement Effective Date to have agreed to the terms of this Agreement and to have agreed to increase its existing Revolving Commitment under the Existing Credit Agreement by an amount (such Lender's "Increased Revolving Commitment"), that results in a Revolving Commitment for such Increasing Revolving Lender under the Restated Credit Agreement in the amount set forth in Schedule 2.01 of the Restated Credit Agreement. Subject to the terms and conditions set forth herein, each Person that executes and delivers this Agreement specifically in the capacity of an Additional Revolving Lender (an "Additional Revolving Lender") will be deemed upon the Restatement Effective Date to have agreed to the terms of this Agreement and to have agreed to have a Revolving Commitment under the Restated Credit Agreement in the amount set forth in Schedule 2.01 of the Restated Credit Agreement.

            (c) The Revolving Commitments (under, and as defined in, the Existing Credit Agreement) of the Existing Revolving Lenders that are not listed on Schedule 2.01 of the Restated Credit Agreement shall terminate effective on the Restatement Effective Date. The effect of paragraph (b) above and this paragraph (c) shall be that the Revolving Commitments and Revolving Lenders shall be as set forth in Schedule 2.01 of the Restated Credit Agreement, effective on the Restatement Effective Date.

            (d) The Tranche F Term Loans shall be made on the Restatement Effective Date. The provisions of Sections 2.02 and 2.05 of the Restated Credit Agreement shall apply for all purposes of making the Tranche F Term Loans, except as otherwise provided herein. The Borrower shall notify the Administrative Agent of the Tranche F Borrowing to be made on the Restatement Effective Date in the same manner as provided for requesting a Revolving Borrowing under Section 2.03 of the Restated Credit Agreement, mutatis mutandis; provided that the Tranche F Lenders waive the requirement that the Borrower notify the Administrative Agent of its request for a

Eurodollar Borrowing three Business Days before the date of the proposed Borrowing pursuant to Section 2.03 of the Restated Credit Agreement.

            (e) On the Restatement Effective Date the Borrower shall (i) repay all outstanding Revolving Loans outstanding under the Existing Credit Agreement, together with accrued and unpaid interest thereon, and any other amounts (including amounts under Section 2.15 of the Existing Credit Agreement) owing in respect of such Revolving Loans and (ii) pay all fees accrued and owing to Existing Revolving Lenders that will not continue to be Revolving Lenders under the Restated Credit Agreement. Such payments shall be made without prejudice to the Borrower's rights to finance any such payments by borrowing Revolving Loans under the Restated Credit Agreement in accordance with the terms thereof.

            (f) Unless the Administrative Agent shall have received notice prior to the Restatement Effective Date from a Tranche F Lender that such Lender will not make available to the Administrative Agent such Lender's share of such Tranche F Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section. If any Tranche F Lender shall default in the payment of any amount due from it under this Section, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such defaulted amount (to the extent so advanced by the Administrative Agent on behalf of such defaulting Lender) to the Administrative Agent, together with interest on such amount at the interest rate applicable to ABR Loans that are Tranche F Borrowings from the Restatement Effective Date to the date of payment. Upon any such payment by the Borrower, the Borrower shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04 of the Restated Credit Agreement) all its interests, rights and obligations as a Tranche F Lender under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations, provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay, in immediately available funds on the date of such assignment, to the Borrower, the amount of the defaulted amount of the Tranche F Term Loans that the Borrower paid to the Administrative Agent pursuant to the preceding sentence.

            SECTION 4. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement (excluding the annexes, schedules and exhibits thereto that are not attached as part of Exhibit A hereto, which shall remain as in effect prior to the Restatement Effective Date) is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the "Restated Credit Agreement"), and the Administrative Agent is hereby directed by the Required Restatement Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. Subject to the satisfaction of the conditions precedent set forth in Section 6, execution and delivery of this Agreement shall be deemed execution and delivery of the Restated Credit Agreement in the form set forth in Exhibit A hereto, and each of the Tranche F Lenders and Increasing Revolving Lenders acknowledges and agrees that it shall be deemed to become party thereto effective on the Restatement Effective Date. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

            (b) All Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto.

            SECTION 5. Amendment of Collateral Agreement. The Required Restatement Lenders hereby consent to the amendment of the Collateral Agreement, effective on the Restatement Effective Date, to exclude the Excluded Borrower Stock from the Collateral thereunder.

            SECTION 6. Conditions. The consummation of the transactions set forth in Sections 3 through 5 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

            (a) The Administrative Agent (or its counsel) shall have received from the Borrower and the Required Restatement Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, which, when taken together, bear the signatures of each of the Borrower, the Administrative Agent and the Required Restatement Lenders.

            (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (i) Jones Day, counsel for the Borrower, substantially in the form of Exhibit B-1 and (ii) Kolesar & Leatham, Chtd., Nevada local counsel for the Borrower, substantially in the form of Exhibit B-2 and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions as the Required Restatement Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

            (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Restatement Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Restatement Transactions, all in
form and substance reasonably satisfactory to the Administrative Agent and its counsel.

            (d) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement.

            (e) The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Agreement and the Existing Credit Agreement on or prior to the Restatement Effective Date, including the fees described in Section 7 hereof and, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

            (f) The Collateral and Guarantee Requirement shall be satisfied after giving effect to the Restatement Transactions, and in connection therewith the Administrative Agent shall have received (i) a completed Perfection Certificate with respect to the Loan Parties dated the Restatement Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby and (ii) to the extent requested by the Administrative Agent, the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties (including the Subsidiaries party to the Reaffirmation Agreement) in the jurisdictions contemplated by the Perfection Certificate and the copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by the Collateral Agreement.

            (g) The Administrative Agent shall have received evidence that the insurance required by Section 5.07 of the Restated Credit Agreement and the Security Documents is in effect.

            (h) A Reaffirmation Agreement substantially in the form of Exhibit C hereto shall have been executed and delivered by each party thereto.

            (i) The Administrative Agent shall have received a Borrowing Request that satisfies the requirements of Section 2.03 of the Existing Credit Agreement or is otherwise satisfactory to the Administrative Agent with respect to the Tranche F Term Loans and any Revolving Loans to be made on the Restatement Effective Date.

            (j) The Administrative Agent shall have received (or concurrently with the consummation of the transactions contemplated hereby shall receive) the payments contemplated by Section 3(e) hereof.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Sections 3 through 5 of this Agreement and the obligations of the Tranche F Lenders to make the Tranche F Term Loans and the Increasing Revolving Lenders and Additional Revolving Lenders to increase or provide their Revolving Commitments, as applicable, hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 8 below) at or prior to 5:00 p.m., New York City time, on November 19, 2004 (and, in the event such conditions are not so satisfied or waived, the Tranche F Commitments and the agreements of the Increasing Revolving Lenders and Additional Revolving Lenders shall terminate at such time).

            SECTION 7. Amendment and Restatement Fee. In consideration of the agreements of the Lenders contained in this Agreement, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender (other than JPMorgan Chase Bank, N.A. in its capacity as a Lender) that delivers an executed counterpart of this Agreement at or prior to 5:00 p.m., New York time, on November 18, 2004, an amendment and restatement fee in an amount equal to (a) 0.10% of the sum of such Lender's Tranche A1 Term Loans and Tranche E Term Loans, (b) 0.25% of the excess, if any, of such Lender's Revolving Commitment under the Restated Credit Agreement over such Lender's Revolving Commitment under the Existing Credit Agreement and (c) 0.10% of such Lender's Revolving Commitment under the Existing Credit Agreement; provided that such fee shall not be payable unless and until all conditions to the effectiveness of this Agreement as provided in Section 6 (other than payment of such amendment and restatement fee) shall have been satisfied.

            SECTION 8. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of the Borrower, the Administrative Agent and the Required Restatement Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Restatement Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 9. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which (except for the Revolving Loans under the Existing Credit Agreement, which shall be prepaid as provided herein) shall remain outstanding after the Restatement Effective Date as modified hereby. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 of the Restated Credit Agreement will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

            SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

            SECTION 11. Applicable Law; Waiver of Jury Trial. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            (b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

                                                                  EXECUTION COPY

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                    CUMULUS MEDIA INC.,

                                    by

                                       /s/ Lewis W. Dickey, Jr.
                                       -----------------------------------------
                                       Name: Lewis W. Dickey, Jr.
                                       Title: Chairman, President and Chief
                                              Executive Officer

                                    JPMORGAN CHASE BANK, N.A. (formerly
                                    known as JPMorgan Chase Bank), individually and as Administrative Agent,

                                    by

                                       _________________________________________
                                       Name:
                                       Title:

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    American Express Certificate Company
                                    By: American Express Asset Management
                                    Group as Collateral Manager

                                    Executing as a Consenting Lender:

                                    By /s/ Yvonne Stevens
                                       -----------------------------------------
                                       Name: Yvonne Stevens
                                       Title: Senior Managing Director

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    American Money Management Corp.

                                    Executing as a Consenting Lender:
                                    AMMC CDO II, LIMITED
                                    By: American Money Management Corp.,
                                        as Collateral Manager

                                    By /s/ Chester M. Eng
                                       -----------------------------------------
                                       Name: Chester M. Eng
                                       Title: Senior Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    American Money Management Corp.

                                    Executing as a Consenting Lender:
                                    AMMC CLO III, LIMITED
                                    By: American Money Management Corp.,
                                         as Collateral Manager

                                    By /s/ Chester M. Eng
                                       -----------------------------------------
                                       Name: Chester M. Eng
                                       Title: Senior Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for AVERY POINT CLO,
                                    LTD., as Term Lender

                                    Executing as a Consenting Lender:

                                    By /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name: Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    BALLYROCK CLO II Limited, By: BALLYROCK
                                       Investment Advisors  LLC, as Collateral
                                       Manager

                                    Executing as a Consenting Lender:

                                    By /s/ Lisa Rymut
                                       -----------------------------------------
                                       Name: Lisa Rymut
                                       Title: Assistant Treasurer

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Bank of America, N.A.

                                    Executing as a Consenting Lender:

                                    By /s/ Todd Shipley
                                       -----------------------------------------
                                       Name: Todd Shipley
                                       Title: Managing Director

                                    Executing as an Increasing Revolving Lender:

                                    By /s/ Todd Shipley
                                       -----------------------------------------
                                       Name: Todd Shipley
                                       Title: Managing Director

                                    Executing as an Additional Revolving Lender:

                                    By
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Bedford CDO, Limited
                                    By: Pacific Investment Management Company
                                        LLC, as its Investment Advisor

                                    Executing as a Consenting Lender:

                                    By /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title: Managing Director

                                    Executing as an Increasing Revolving Lender:

                                    By
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    By
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Big Sky III Senior Loan Trust
                                    By: Eaton Vance Management as Investment
                                        Advisor

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    By
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    By
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    BLACKROCK Senior Income Sys.
                                    Executing as a Consenting Lender:

                                    By /s/ Tom Cornell
                                       -----------------------------------------
                                       Name: Tom Cornell
                                       Title: Auth. Sig.

                                    Executing as an Increasing Revolving Lender:

                                    By
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    By
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Calyon New York Branch

                                    Executing as a Consenting Lender:

                                    By /s/ Jeremy Horn
                                       /s/ John Mcloskey
                                       -----------------------------------------
                                       Name: Jeremy Horn
                                       Title: Vice President
                                       Name: John McCloskey
                                       Title: Director and Portfolio Manager

                                    Executing as an Increasing Revolving Lender:

                                    By /s/ Jeremy Horn
                                       /s/ John Mcloskey
                                       -----------------------------------------
                                       Name: Jeremy Horn
                                       Title: Vice President
                                       Name: John McCloskey
                                       Title: Director and Portfolio Manager

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
        ` CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                       MANAGER FOR CASTLE HILL  I-INGOTS,
                                       LTD., AS TERM LENDER

                                    Executing as a Consenting Lender:

                                    By /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name: Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                       MANAGER FOR CASTLE HILL II-INGOTS,
                                       LTD., AS TERM LENDER

                                    Executing as a Consenting Lender:

                                    By /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name: Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Centurion CDO II, Ltd.

                                    By: American Express Asset Management Group,
                                        Inc. as Collateral Manager

                                    Executing as a Consenting Lender:

                                    By /s/ Vincent P. Pham
                                       -----------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Centurion CDO VI, Ltd.
                                    By: American Express Asset Management Group
                                        as Collateral Manager

                                    Executing as a Consenting Lender:

                                    By /s/ Vincent P. Pham
                                       -----------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Centurion CDO VII, Ltd.
                                    By: American Express Asset Management Group,
                                        Inc. as Collateral Manager

                                    Executing as a Consenting Lender:

                                    By /s/ Vincent P. Pham
                                       -----------------------------------------
                                       Name: Vincent P. Pham
                                       Title: Director - Operations

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    CHARTER VIEW PORTFOLIO

                                    By: INVESCO Senior Secured Management, Inc.
                                        As Investment Advisor

                                    Executing as a Consenting Lender:

                                    By /s/ Gregory Stoeckle
                                       -----------------------------------------
                                       Name: Gregory Stoeckle
                                       Title: Authorized Signatory

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Citigroug Investments Corporate Loan Fund
                                       Inc.

                                    By: Travelers Asset Management International
                                        Company LLC_____________________________

                                    Executing as a Consenting Lender:

                                    By /s/ Ron Carter
                                       -----------------------------------------
                                       Name: Ron Carter
                                       Title: VP

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    CIT Lending Services Corporation

                                    Executing as a Consenting Lender:

                                    By /s/ Steven K. Reedy
                                       -----------------------------------------
                                       Name: Steven K. Reedy
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    COOPERATIVE CENTRALE RAIFFEISEN-
                                       BOERENLEEN BANK B.A., "RABOBANK
                                       INTERNATIONAL", NEW YORK BRANCH, as
                                       a Lender

                                    Executing as a Consenting Lender:

                                    By /s/ Eric Hurshman
                                       /s/ Brett Delfino
                                       -----------------------------------------
                                       Name: Eric Hurshman
                                       Title: Executive Director
                                       Name: Brett Delfino
                                       Title: Executive Director

                                    Executing as an Increasing Revolving Lender:

                                    By /s/ Eric Hurshman
                                       /s/ Brett Delfino
                                       -----------------------------------------
                                       Name: Eric Hurshman
                                       Title: Executive Director
                                       Name: Brett Delfino
                                       Title: Executive Director

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    CONSTANTUS EATON VANCE CDO V,LLC
                                    BY: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Denali Capital LLC, managing member of DC
                                       Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

                                    Executing as a Consenting Lender:

                                    By /s/ John P. Thacker
                                       -----------------------------------------
                                       Name: John P. Thacker
                                       Title: Chief Credit Officer

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Denali Capital LLC, managing member of DC
                                       Funding Partners LLC, portfolio manager
                                       for DENALI CAPITAL CLO II, LTD., or an
                                       affiliate

                                    Executing as a Consenting Lender:

                                    By /s/ John P. Thacker
                                       -----------------------------------------
                                       Name: John P. Thacker
                                       Title: Chief Credit Officer

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    EATON VANCE CDO III, LTD.
                                    BY: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    EATON VANCE FLOATING-RATE INCOME TRUST

                                    BY: EATON VANCE MANAGEMENT AS
                                        INVESTMENT ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    EATON VANCE LIMITED DURATION INCOME FUND

                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    EATON VANCE SENIOR FLOATING-RATE TRUST

                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    EATON VANCE VT FLOATING-RATE INCOME FUND

                                    BY: EATON VANCE MANAGEMENT AS INVESTMENT
                                        ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    ELF FUNDING TRUST III

                                    Executing as a Consenting Lender:
                                    NEW YORK LIFE INVESTMENT MANAGEMENT, LLC AS
                                       ATTORNEY IN FACT

                                    By /s/ Mark A. Campellone
                                       -----------------------------------------
                                       Name: Mark A. Campellone
                                       Title:

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    ELT LTD.

                                    Executing as a Consenting Lender:

                                    By /s/ Diana M. Himes
                                       -----------------------------------------
                                       Name: Diana M. Himes
                                       Title: Authorized Agent

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Fidelity Advisor Service II: Fidelity
                                       Advisor Floating Rate  High Income Fund

                                    Executing as a Consenting Lender:

                                    By /s/ John H. Costello
                                       -----------------------------------------
                                       Name: John H. Costello
                                       Title: Assistant Treasurer

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Franklin CLO I, Limited

                                    Executing as a Consenting Lender:

                                    By /s/ David Ardini
                                       -----------------------------------------
                                       Name: David Ardini
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Franklin CLO II, Limited

                                    Executing as a Consenting Lender:

                                    By /s/ David Ardini
                                       -----------------------------------------
                                       Name: David Ardini
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Franklin CLO III, Limited

                                    Executing as a Consenting Lender:

                                    By /s/ David Ardini
                                       -----------------------------------------
                                       Name: David Ardini
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Franklin Floating Rate Trust

                                    Executing as a Consenting Lender:

                                    By /s/ Richard Hsu
                                       -----------------------------------------
                                       Name: Richard Hsu
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Franklin Floating Rate Daily Access Fund

                                    Executing as a Consenting Lender:

                                    By /s/ Richard Hsu
                                       -----------------------------------------
                                       Name: Richard Hsu
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    Franklin Floating Rate Master Series

                                    Executing as a Consenting Lender:

                                    By /s/ Richard Hsu
                                       -----------------------------------------
                                       Name: Richard Hsu
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    Executing as a Consenting Lender:

                                    By /s/ Robert M. Kadlick
                                       -----------------------------------------
                                       Name: Robert M. Kadlick
                                       Title: Duly Authorized Signatory

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    State Street Bank & Trust Company as Trustee
                                       For General Motors  Welfare Benefit Trust

                                    Executing as a Consenting Lender:

                                    By /s/ Matthew C. Daly
                                       -----------------------------------------
                                       Name: Matthew C. Daly
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    State Street Bank & Trust Company as Trustee
                                       for GMAM Group  Pension Trust I

                                    Executing as a Consenting Lender:

                                    By /s/ Matthew C. Daly
                                       -----------------------------------------
                                       Name: Matthew C. Daly
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                    SIGNATURE PAGE TO
                                    AMENDMENT AND
                                    RESTATEMENT AGREEMENT
                                    AMONG CUMULUS MEDIA INC., THE
                                    LENDERS PARTY THERETO AND JPMORGAN
                                    CHASE BANK, N.A. (formerly known as JPMorgan
                                    Chase Bank), AS ADMINISTRATIVE AGENT

                                    Name of Institution(1):

                                    GRAYSON & CO
                                    BY: BOSTON MANAGEMENT AND RESEARCH
                                    AS INVESTMENT ADVISOR

                                    Executing as a Consenting Lender:

                                    By /s/ Michael B. Botthof
                                       -----------------------------------------
                                       Name: Michael B. Botthof
                                       Title: Vice President

                                    Executing as an Increasing Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

                                    Executing as an Additional Revolving Lender:

                                    by
                                       _________________________________________
                                       Name:
                                       Title:

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   GULF STREAM-COMPASS CLO 2004-1 LTD
                                   By: Gulf Stream Asset Management LLC As
                                   Collateral Manager

                                   Executing as a Consenting Lender:

                                   By /s/ Barry K. Love
                                      ------------------------------
                                      Name: Barry K. Love
                                      Title: Chief Credit Officer

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   HARBOUR TOWN FUNDING LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Diana M. Himes
                                      ------------------------------
                                      Name: Diana M. Himes
                                      Title: Assistant Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Harris Nesbitt Financing, Inc.

                                   Executing as a Consenting Lender:

                                   By /s/ Naghmeh Hashemifard
                                      ------------------------------
                                      Name: Naghmeh Hashemifard
                                      Title: Vice President

                                   Executing as an Increasing Revolving Lender:

                                   By /s/ Naghmeh Hashemifard
                                     --------------------------------
                                      Name: Naghmeh Hashemifard
                                      Title: Vice President

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   IDS Life Insurance Company
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager

                                   Executing as a Consenting Lender:

                                   By /s/ Yvonne Stevens
                                      ------------------------------
                                      Name: Yvonne Stevens
                                      Title: Senior Managing Director

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   ING Capital LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Annie Moy
                                      ------------------------------
                                      Name: Annie Moy
                                      Title: Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   ING PRIME RATE TRUST
                                   By: ING Investment Management Co.
                                   As its investment manager

                                   Executing as a Consenting Lender:

                                   By /s/ Michel Prince
                                      ------------------------------
                                      Name: Michel Prince, CFA
                                      Title: Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   ING SENIOR INCOME FUND
                                   By: ING Investment Management, Co.
                                   As its investment manager

                                   Executing as a Consenting Lender:

                                   By /s/ Michel Prince
                                      ------------------------------
                                      Name: Michel Prince, CFA
                                      Title: Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Jissekikun Funding, Ltd.

                                   Executing as a Consenting Lender:

                                   By /s/ Mohan V. Phansalkar
                                      ------------------------------
                                      Name: Mohan V. Phansalkar
                                      Title: Managing Director

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   JP Morgan Chase Bank NA

                                   Executing as a Consenting Lender:

                                   By /s/ Joan M. Fitzgibbon
                                      ------------------------------
                                      Name: Joan M. Fitzgibbon
                                      Title: Managing Director

                                   Executing as an Increasing Revolving Lender:

                                   By /s/ Joan M. Fitzgibbon
                                      -----------------------------
                                      Name: Joan M. Fitzgibbon
                                      Title: Managing Director

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   KZH CYPRESSTREE-1 LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Dorian Herrera
                                      ------------------------------
                                      Name: Dorian Herrera
                                      Title: Authorized Agent

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   KZH Pondview LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Dorian Herrera
                                   ______________________________
                                      Name: Dorian Herrera
                                      Title: Authorized Agent

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   KZH STERLING LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Dorian Herrera
                                      ------------------------------
                                      Name: Dorian Herrera
                                      Title: Authorized Agent

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Longhorn CDO (Cayman) LTD.
                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor

                                   Executing as a Consenting Lender:

                                   By /s/ Robert Phillips
                                      ------------------------------
                                      Name: Robert Phillips
                                      Title:

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Longhorn CDO II, LTD.
                                   By: Merrill Lynch Investment Managers, L.P.
                                   As Investment Advisor

                                   Executing as a Consenting Lender:

                                   By /s/ Robert Phillips
                                      -------------------------------
                                      Name: Robert Phillips
                                      Title:

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Longhorn CDO III, LTD
                                   By: Merrill Lynch Investment Managers, L.P.,
                                       As Investment Advisor

                                   Executing as a Consenting Lender:

                                   By /s/ Robert Phillips
                                      ------------------------------
                                      Name: Robert Phillips
                                      Title:

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Master Senior Floating Rate Trust

                                   Executing as a Consenting Lender:

                                   By /s/ Robert Phillips
                                      ------------------------------
                                      Name: Robert Phillips
                                      Title:

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Monument Capital Ltd

                                   Executing as a Consenting Lender:

                                   By /s/ Robert Bayer
                                      ------------------------------
                                      Name: Robert Bayer
                                      Title: Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   National City Bank

                                   Executing as a Consenting Lender:

                                   By /s/ Christian Kalmbach
                                      ------------------------------
                                      Name: Christian Kalmbach
                                      Title: Senior Vice President

                                   Executing as an Increasing Revolving Lender:

                                   By /s/ Christian Kalmbach
                                      -----------------------------
                                      Name: Christian Kalmbach
                                      Title: Senior Vice President

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN CHASE
                                   BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   New York Life Insurance and Annuity
                                   Corporation

                                   Executing as a Consenting Lender:
                                    New York Life Investment Management LLC
                                    its Investment Manager
                                   By /s/ Mark A Campellone
                                      ------------------------------
                                      Name: Mark A. Campellone
                                      Title:

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   NYCIM FLATIRON CLO 2003-I Ltd.

                                   Executing as a Consenting Lender:
                                    New York Life Investment Management, LLC
                                    As Collateral Manager and Attorney-In-Fact
                                   By /s/ Mark A Campellone
                                      ------------------------------
                                      Name: Mark A Campellone
                                      Title:

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   PPM SHADOW CREEK FUNDING LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Diana M Himes
                                      ------------------------------
                                      Name: Diana M. Himes
                                      Title: Assistant Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   PPM SPYGLASS FUNDING TRUST

                                   Executing as a Consenting Lender:

                                   By /s/ Diana M Himes
                                      ------------------------------
                                      Name: Diana M. Himes
                                      Title: Assistant Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   SANKATY ADVISORS, LLC AS COLLATERAL
                                      MANAGER FOR RACE POINT CLO, LIMITED
                                      AS TERM LENDER

                                   Executing as a Consenting Lender:

                                   By /s/ Diane J Exter
                                      ------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Sankaty Advisors, LLC as Collateral Manager
                                      for Race Point II CLO, Limited, as Term
                                      Lender

                                   Executing as a Consenting Lender:

                                   By /s/ Diane J Exter
                                      ------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   RIVIERA FUNDING LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Diana M Himes
                                      ------------------------------
                                      Name: Diana M. Himes
                                      Title: Assistant Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   SAGAMORE CLO LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Collateral Manager

                                   Executing as a Consenting Lender:

                                   By /s/ Gregory Stoeckle
                                      ------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   SEMINOLE FUNDING LLC

                                   Executing as a Consenting Lender:

                                   By /s/ Diana M Himes
                                      ------------------------------
                                      Name: Diana M. Himes
                                      Title: Assistant Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research as
                                      Investment Advisor

                                   Executing as a Consenting Lender:

                                   By /s/ Michael B. Botthof
                                      ------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Sequils-Centurion V, Ltd
                                   By: American Express Asset Management Group,
                                       Inc. as Collateral Manager

                                   Executing as a Consenting Lender:

                                   By /s/ Vincent P. Pham
                                      ------------------------------
                                      Name: Vincent P. Pham
                                      Title: Director - Operations

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Schase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Executing as a Consenting Lender:
                                    SEQUILS-Glace Bay, Ltd.
                                    By Royal Bank of Canada as Collateral
                                    Manager
                                   By /s/ Melissa Marano
                                      ------------------------------
                                      Name: Melissa Marano
                                      Title: Authorized Signatory

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   SEQUILS-LIBERTY, LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Collateral Manager

                                   Executing as a Consenting Lender:

                                   By /s/ Gregory Stoeckle
                                      ------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                SIGNATURE PAGE TO
                                AMENDMENT AND
                                RESTATEMENT AGREEMENT
                                AMONG CUMULUS MEDIA INC., THE
                                LENDERS PARTY THERETO AND JPMORGAN
                                CHASE BANK, N.A. (formerly known as JPMorgan
                                Chase Bank), AS ADMINISTRATIVE AGENT

                                Name of Institution(1):

                                _________________________________

                                Executing as a Consenting Lender:
                                 SEQUILS-MAGNUM, LTD.
                                 By: Pacific Investment Management Company, LLC, As its Investment Advisor
                                By /s/ Mohan V. Phansalkar
                                   ------------------------------
                                   Name: Mohan V. Phansalkar
                                   Title: Managing Director

                                Executing as an Increasing Revolving Lender:

                                by
                                   ______________________________
                                   Name:
                                   Title:

                                Executing as an Additional Revolving Lender:

                                by
                                   ______________________________
                                   Name:
                                   Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Stone Tower Debt Advisors LLC, as collateral
                                      manager for:
                                   Stone Tower CLO II Ltd.

                                   Executing as a Consenting Lender:

                                   By /s/ Wi Anthony Edson
                                      ------------------------------
                                      Name: Wi Anthony Edson
                                      Title: Authorized Signatory

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   Sumitomo Mitsui Banking Corporation

                                   Executing as a Consenting Lender:

                                   By /s/ Leo E. Pagarigan
                                      ------------------------------
                                      Name: Leo E. Pagarigan
                                      Title: Senior Vice President

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   By /s/ Leo E. Pagarigan
                                      ------------------------------
                                      Name: Leo E. Pagarigan
                                      Title: Senior Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                   SIGNATURE PAGE TO
                                   AMENDMENT AND
                                   RESTATEMENT AGREEMENT
                                   AMONG CUMULUS MEDIA INC., THE
                                   LENDERS PARTY THERETO AND JPMORGAN
                                   CHASE BANK, N.A. (formerly known as JPMorgan
                                   Chase Bank), AS ADMINISTRATIVE AGENT

                                   Name of Institution(1):

                                   ______________________________

                                   Executing as a Consenting Lender:
                                     Sun Life Assurance Company of Canada (US)
                                     By Fairlead Capital Management, Inc. as
                                     Sub-Advisor

                                   By /s/ Melissa Marano
                                      ------------------------------
                                      Name: Melissa Marano
                                      Title: Partner

                                   Executing as an Increasing Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

                                   Executing as an Additional Revolving Lender:

                                   by
                                      ______________________________
                                      Name:
                                      Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 SunTrust Bank

                                 Executing as a Consenting Lender:

                                 By /s/ Brian Combs
                                    --------------------------------------------
                                    Name: Brian Combs
                                    Title: Vice President

                                 Executing as an Increasing Revolving Lender:

                                 By /s/ Brian Combs
                                    --------------------------------------------
                                    Name: Brian Combs
                                    Title: Vice President

                                 Executing as an Additional Revolving Lender:

                                 by
                                    ___________________________________________
                                    Name:
                                    Title:

-----------------------------
         (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank),AS ADMINISTRATIVE AGENT

                                 Name of Institution (1):

                                 THE BANK OF NEW YORK

                                 Executing as a Consenting Lender:

                                 By /s/ Cynthia L. Rogers
                                    --------------------------------------------
                                    Name: Cynthia L. Rogers
                                    Title: Vice President

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 By /s/ Cynthia L. Rogers
                                    --------------------------------------------
                                    Name: Cynthia L. Rogers
                                    Title: Vice President

-------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 THE NORINCHUKIN BANK, NEW YORK
                                     BRANCH, through State Street Bank and Trust
                                     Company N.A.as Fiduciary Custodian By:Waton
                                     Vance Management: Attorney-in-fact

                                 Executing as a Consenting Lender:

                                 By /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title:

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

--------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution (1):

                                 TOLLI & CO. By: Eaton Vance Management As
                                    Investment Advisor

                                 Executing as a Consenting Lender:

                                 By /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution (1):

                                 Trumbull THC2 Loan Funding LLC

                                 Executing as a Consenting Lender:

                                 By /s/ Janet Haack
                                    --------------------------------------------
                                    Name: Janet Haack
                                    Title: As Attorney-in-Fact

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE LENDERS PARTY
                                 THERETO AND JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank),AS ADMINISTRATIVE AGENT

                                 Name of Institution (1):

                                 U.S. Bank National Association

                                 Executing as a Consenting Lender:

                                 By /s/ Gail F. Scannell
                                    --------------------------------------------
                                    Name: Gail F. Scannell
                                    Title: Vice President

                                 Executing as an Increasing Revolving Lender:

                                 By /s/ Gail F. Scannell
                                    --------------------------------------------
                                    Name: Gail F. Scannell
                                    Title: Vice President

                                 Executing as an Additional Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 WACHOVIA BANK, N.A.

                                 Executing as a Consenting Lender:

                                 By /s/ Russ Lyons
                                    --------------------------------------------
                                    Name: Russ Lyons
                                    Title: Director

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 By /s/ Russ Lyons
                                    -------------------------------------------
                                    Name: Russ Lyons
                                    Title: Director

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Waveland - INGOTS, LTD.
                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                 Executing as a Consenting Lender:

                                 by /s/ Mohan V. Phansalkar
                                    -----------------------------------------
                                    Name: Mohan V. Phansalkar
                                    Title: Managing Director

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Wrigley CDO, Ltd.
                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                 Executing as a Consenting Lender:

                                 by /s/ Mohan V. Phansalkar
                                    -----------------------------------------
                                    Name: Mohan V. Phansalkar
                                    Title: Managing Director

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Key Bank National Association

                                 Executing as a Consenting Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 By /s/ Jennifer A. O'Brien
                                    --------------------------------------------
                                    Name: Jennifer A. O'Brien
                                    Title: AVP

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Union Bank of California

                                 Executing as a Consenting Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Increasing Revolving Lender:

                                 by
                                    ________________________________________
                                    Name:
                                    Title:

                                 Executing as an Additional Revolving Lender:

                                 By /s/ Peter C. Connoy
                                    --------------------------------------------
                                    Name: Peter C. Connoy
                                    Title: Senior Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Calyon New York Branch

                                 Executing as a Tranche F Lender:

                                 By /s/ Jeremy Horn
                                    --------------------------------------------
                                    Name: Jeremy Horn
                                    Title: Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC.,
                                 THE LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Harris Nesbitt Financing, Inc.

                                 Executing as a Tranche F Lender:

                                 By /s/ Naghmeh Hashemifard
                                    --------------------------------------
                                    Name: Naghmeh Hashemifard
                                    Title: Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 JP Morgan Chase Bank NA

                                 Executing as a Tranche F Lender:

                                 By /s/ Joan M. Fitzgibbon
                                    --------------------------------------------
                                    Name: Joan M. Fitzgibbon
                                    Title: Managing Director

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Key Bank National Association

                                 Executing as a Tranche F Lender:

                                 By /s/ Jennifer A. O'Brien
                                    -----------------------------------------
                                    Name: Jennifer A. O'Brien
                                    Title: AVP

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 National City Bank

                                 Executing as a Tranche F Lender:

                                 By /s/ Christian Kalmbach
                                    --------------------------------------------
                                    Name: Christian Kalmbach
                                    Title: Senior Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Sumitomo Mitsui Banking Corporation

                                 Executing as a Tranche F Lender:

                                 By /s/ Leo E. Pagarigan
                                    --------------------------------------------
                                    Name: Leo E. Pagarigan
                                    Title: Senior Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 SunTrust Bank

                                 Executing as a Tranche F Lender:

                                 By /s/ Brian Combs
                                    --------------------------------------------
                                    Name: Brian Combs
                                    Title: Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 The Bank of New York

                                 Executing as a Tranche F Lender:

                                 By /s/ Cynthia L. Rogers
                                    --------------------------------------------
                                    Name: Cynthia L. Rogers
                                    Title: Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 Union Bank of California, N.A.

                                 Executing as a Tranche F Lender:

                                 By /s/ Peter C. Connoy
                                    --------------------------------------------
                                    Name: Peter C. Connoy
                                    Title: Senior Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 U.S. Bank National Association

                                 Executing as a Tranche F Lender:

                                 By /s/ Gail F. Scannell
                                    --------------------------------------------
                                    Name: Gail F. Scannell
                                    Title: Vice President

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

                                 SIGNATURE PAGE TO
                                 AMENDMENT AND
                                 RESTATEMENT AGREEMENT
                                 AMONG CUMULUS MEDIA INC., THE
                                 LENDERS PARTY THERETO AND JPMORGAN
                                 CHASE BANK, N.A. (formerly known as JPMorgan
                                 Chase Bank), AS ADMINISTRATIVE AGENT

                                 Name of Institution(1):

                                 WACHOVIA BANK, N.A.

                                 Executing as a Tranche F Lender:

                                 By /s/ Russ Lyons
                                    --------------------------------------------
                                    Name: Russ Lyons
                                    Title: Director

------------------------
      (1) EACH LENDER MUST SIGN SEPARATELY IN EACH CAPACITY IN WHICH IT IS AGREEING TO THE TERMS OF THIS AGREEMENT.

Schedule 1

                              TRANCHE F COMMITMENTS

              LENDER                    TRANCHE F COMMITMENT
-----------------------------------     --------------------
Calyon New York Branch                  $          2,500,000

Harris Nesbitt Financing, Inc.                     3,750,000

JPMorgan Chase Bank, N.A.                         41,250,000

Key Bank National Association                      3,750,000

National City Bank                                 2,500,000

Sumitomo Mitsui Banking Corporation                3,750,000

Suntrust Bank                                      2,500,000

The Bank of New York                               3,750,000

Union Bank of California, N.A.                     3,750,000

U.S. Bank National Association                     3,750,000

Wachovia Bank National Association                 3,750,000
                                        --------------------
         TOTAL:                         $      75,000,000.00
                                        --------------------

                  SCHEDULE 2.01 TO RESTATEMENT CREDIT AGREEMENT
                              REVOLVING COMMITMENTS

                                                 Revolving
   Revolving Lender                             Commitment
------------------------------------------    --------------
Bank of America, N.A.                          $ 29,350,000

CIT Lending Services Corporation                 11,875,000

Calyon New York Branch                           13,550,000

Cooperative Centrale Raiffeisen-Boerenleen
Bank B.A.                                         7,500,000

General Electric Capital Corporation              7,125,000

Harris Nesbitt Financing, Inc.                    7,500,000

ING                                               8,550,000

JPMorgan Chase Bank, N.A.                        17,800,000

Key Bank National Association                     7,500,000

National City Bank                                9,625,000

Sumitomo Mitsui Banking Corporation               7,500,000

Suntrust Bank                                    15,450,000

The Bank of New York                              7,500,000

Union Bank of California, N.A.                    7,500,000

U.S. Bank National Association                   16,050,000

Wachovia Bank National Association                7,500,000
                                               ------------
         TOTAL                                 $181,875,000
                                               ------------